RANGER AEROSPACE CORPORATION
                                WARRANT AGREEMENT
                                -----------------

                                  March 7, 2000


Tioga  Capital  Corporation
3285  Willard  Street
San  Diego,  CA  92128
Attention:  George  Schwartz,  President


Re:     Ranger  Aerospace  Corporation  (the  "Company")
                                               -------
Grant  of  Stock  Warrant
-------------------------

Gentlemen:

     The Company is pleased to advise you that its Board of Directors has granted to Tioga Capital Corporation ("TCC") a stock warrant (an "Warrant"), as
                                                                   -------
provided  below.

     1.     Definitions.  For  the  purposes  of  this  Agreement, the following
            -----------
terms  shall  have  the  meanings  set  forth  below:

     "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
      -----

     "Cause"  shall  have  the  meaning  ascribed  to  the  term in the Chairman
      -----
Agreement  among, inter alia, George Schwartz ("GS") and the Company dated as of
      -           ----- ----
April 1, 1998 as amended. GS shall not be deemed to have been terminated for Cause unless the Company has delivered to TCC or GS a written notice specifying in reasonable detail the facts and circumstances that are the basis for terminating GS' position with the Company as Chairman for Cause. Should the Company and GS be unable to agree on whether or not GS' conduct, acts or omissions constitute Cause within thirty (30) business days after GS' position with the Company as Chairman has been terminated, the controversy as to whether GS' conduct constitutes Cause shall be settled exclusively by arbitration in accordance with the requirements of the labor arbitration rules of the American Arbitration Association then in effect. Arbitration shall commence upon the appointment of arbitrators mutually agreeable to the parties and shall continue, without interruption unless required by the arbitrator(s), with the written decision of the arbitrator(s) to be issued within one-hundred fifty (150) days after filing a Notice of Arbitration. All expenses and fees of the arbitrator(s) shall be borne by the parties equally. Each party shall bear its own respective attorneys' and other legal fees and any decision, award or order by arbitration shall be binding upon the parties hereof.

     "Code"  shall  mean  the Internal Revenue Code of 1986, as amended, and any
      ----
successor  statute.

     "Common  Stock"  shall  mean the Company's Class B Non-Voting Common Stock,
      -------------
par value $.01 per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securi-ties.

     "Company"  shall mean Ranger Aerospace Corporation, a Delaware corporation.
      -------

     "EBITDA"  for  any  fiscal  year,  shall  mean  the  Company's consolidated
      ------
earnings  before  any  charge for interest, taxes, depreciation or amortization.
      -

     "Fair Market Value" means the average of the closing prices of the sales of
      -----------------
each class of common stock on all securities exchanges on which the Company Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day a class of Executive Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day a class of Executive Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 business days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time a class of Executive Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the shares of Executive Stock determined reasonably in good faith by the Board.

     If TCC disagrees in any respect with the calculation of Fair Market Value determined by the Board, TCC may within 30 business days after such determination deliver a statement to the Company disagreeing with such calculation and setting forth TCC's calculation of such amount (the "Statement
                                                                       ---------
of  Disagreement").  Any such Statement of Disagreement shall state the basis of
 ---------------
such disagreement. If TCC does not deliver such a Statement of Disagreement within such 30 day period, the calculation of Fair Market Value as determined by the Board shall be conclusive and binding. If a Statement of Disagreement is delivered to the Company, the Company and TCC shall, during the 30 business days following such delivery, use their best efforts to reach agreement on the Fair Market Value. Any such agreement reached shall be conclusive and binding. If, during such 30 business day period, the Company and TCC are unable to reach such agreement, each of us shall promptly, but in no case more than 10 business days thereafter, appoint an independent nationally recognized investment banking firm, which firms shall then, within 10 business days, jointly select a third independent and impartial nationally recognized investment banking firm (the "Investment Banking Firm") to resolve such disagreement and determine Fair
   -----------------------
Market  Value.  The Investment Banking Firm, acting in a neutral capacity, shall
   --
review this Agreement and the Statement of Disagreement, and shall make its own calculation of Fair Market Value. The Investment Banking Firm shall deliver to the Company and TCC, as promptly as practicable, but in no case more than 30 business days, after its retention, a report setting forth the calculation of Fair Market Value. Such report shall be final and binding. The cost of the Investment Banking Firm shall be borne by the Company and TCC equally.

     "Independent Third Party" means any person who does not own in excess of 5%
      -----------------------
of the Company's Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Company's Common Stock and who is not the spouse, ancestor, or descendant (by birth or adoption) of any such 5% owner of the Company's Common Stock.

     "Warrant  Shares"  shall  mean  (i)  all  shares  of Common Stock issued or
      ---------------
issuable upon the exercise of the Warrant and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consol-idation or recapitalization or other reorganization affecting the Common Stock. Warrant Shares shall continue to be Warrant Shares in the hands of any holder other than TCC (except for the Company or original stockholders and, to the extent that TCC is permitted to transfer Warrant Shares pursuant to paragraph 7, 12, 13, and 15 hereof, purchasers pursuant to a public offering under the Securities Act), and each such transferee thereof shall succeed to the rights and obligations of a holder of Warrant Shares hereunder.

     "Public  Sale"  means the sale of any Warrant Shares to the public pursuant
      ------------
to an offering registered under the Securi-ties Act or to the public through a broker, dealer, or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

     "Qualified  Sale  of  the Company" means a Sale of the Company prior to the
      --------------------------------
Expiration Date of TCC's Warrant in which all securities owned by John Hancock Mutual Life Insurance Company and its affiliates and CIBC Wood Gundy Ventures Inc. and its affiliates, including (without limitation) any such securities issued pursuant to (i) the Securities Purchase Agreement dated as of April 1, 1998 by and among the Company and the Purchasers named therein and (ii) the Securities Purchase Agreement dated as of August 12, 1999 by and among the Company and the Purchasers named therein ("the Securities Purchase Agreements"),
                                               ------------------------------
are sold, redeemed, or receive distributions with respect thereto, for an amount, payable in cash or readily marketable securities, equal to the original issuance price thereof plus a cumulative annual internal rate of return (the "IRR") in excess of 35% as determined reasonably and in good faith by the Board
   -
(after taking into account any dilution suffered with respect to such securities in connection with such a Qualified Sale of the Company as the result of the acceleration of any vesting provisions applicable to any securities of the Company or any rights, options, or warrants to purchase any securities of the Company including the Home Run Vesting Shares.)

     If TCC disagrees in any respect with the calculation of IRR as determined by the Board, TCC may within 30 business days after such determination deliver a statement to the Company disagreeing with such calculation and setting forth its calculation of such amount (the "IRR Statement of Disagreement"). Any such IRR
                                  -----------------------------
Statement of Disagreement shall state the basis of such disagreement. If TCC does not deliver the IRR Statement of Disagreement within such 30 day period, the calculation of IRR as determined by the Board shall be conclusive and binding. If the IRR Statement of Disagreement is delivered to the Company, the Company and TCC shall, during the 30 business days following such delivery, use our best efforts to reach agreement on the IRR. Any such agreement reached shall be conclusive and binding. If, during such 30 business day period, the Company and TCC are unable to reach such agreement, each of us shall promptly, but in no case more than 10 business days thereafter, appoint an independent nationally recognized investment banking firm, which firms shall then, within 10 business days, jointly select a third independent and impartial nationally recognized investment banking firm (the "Investment Banking Firm") to resolve
                                            -----------------------
such disagreement and determine IRR. The Investment Banking Firm, acting in a neutral capacity, shall review this Agreement and the IRR Statement of Disagreement, and shall make its own calculation of IRR. The Investment Banking Firm shall deliver to the Company and TCC, as promptly as practicable, but in no case more than 30 business days, after its retention, a report setting forth the calculation of IRR. Such report shall be final and binding. The cost of such review and report shall be borne by the Company and TCC equally.

     "Sale  of  the Company" means a merger or consolida-tion effecting a change
      ---------------------
in control of the Company, a sale of all or substantially all of the Company's assets, or a sale of a majority of the Company's outstanding voting securities to or with an Independent Third Party.

     "Securities  Act"  means  the  Securities  Act of 1933, as amended, and any
      ---------------
successor  statute.

     "Significant  Stockholders"  shall  mean any person or entity which owns at
      -------------------------
least  2%  of the shares of the Company's common stock on a fully diluted basis.

     "Termination  Date" means the date on which GS' position as Chairman of the
      -----------------
Company  ceases  for  any  reason.

     2.     Warrant.
            -------

     (a)     Terms.  TCC's  Warrant  is for the purchase of up to 1474 shares of
             -----
Common  Stock (the "Warrant Shares") at a price of $100 per share (the "Exercise
                    --------------                                      --------
Price"),  payable  upon  exercise  as  set forth in paragraph 2(b) below.  TCC's
-----
Warrant shall expire at the close of business on March 31, 2008 (the "Expiration
----                                                                  ----------
Date"),  subject  to  earlier  expiration  upon  termination  of GS' position as
----
Chairman  of  the  Company as provided in paragraph 3(b) below. TCC's Warrant is
----
not  an "incentive stock option" within the meaning of Section 422A of the Code.
--

     (b)     Payment  of  Warrant  Price.  Subject  to  paragraph 3 below, TCC's
             ---------------------------
Warrant may be exercised in whole or in part upon payment of an amount (the "Warrant Price") equal to the product of the Exercise Price multiplied by the
    -----------
number of Warrant Shares to be acquired. Payment shall be made (i) in cash (including by check, bank draft or money order), (ii) if permitted by the Board, by delivery of a promissory note with such terms and conditions as may be approved by the Board, (iii) by the surrender to the Company of Common Stock of the Company having a Fair Market Value equal to the Warrant Price, or (iv) by delivering a written notice to the Company that TCC is exercising the Warrant by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which, when multiplied by the Fair Market Value of the Common Stock, is equal to the Warrant Price (and such withheld shares shall no longer be issuable under this Warrant).

     3.     Exercisability/Vesting.
            ----------------------

   10.1     -Vesting.  All of the Warrant Shares issuable upon exercise of TCC's
             -------
Warrant are subject to "home run" vesting (the "Home Run Vesting Shares") upon a
                                                -----------------------
                         Qualified Sale of the Company.

    Termination of GS Position.  Notwithstanding paragraph 3(a) above, if GS is
    ---------------------------
     discharged by the Company for Cause, all of TCC's Warrant not previously
     ----
      exercised shall immediately expire and be forfeited whether vested and
      ----
                               exercisable or not.
                               ----

     The number of Warrant Shares with respect to which TCC's Warrant may be exer-cised shall not increase once GS ceases to hold a position with the Company or its subsidiaries.

     4.     Expiration  of Warrant.  In no event shall any part of TCC's Warrant
            ----------------------
be  exercisable  after  the  Expiration  Date set forth in paragraph 2(a) above.

     5.     Procedure  for Exercise.  TCC may exercise all or any portion of its
            -----------------------
Warrant, to the extent vested and outstanding, at any time and from time to time prior to its expiration, by delivering written notice to the Company (to the attention of the Company's Secretary) and TCC's written acknowledgment that it has read and been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to TCC regarding the Company, together with payment of the Warrant Price in accordance with the provisions of paragraph 2(b) above. As a condition to any exercise of TCC's Warrant, TCC shall make all customary investment representations which the Company reasonably requires.

     6.     Securities  Laws Restrictions and Other Restric-tions on Transfer of
            --------------------------------------------------------------------
Warrant  Shares.  TCC  represents that when it exercises its Warrant it shall be
---------------
purchasing Warrant Shares for its own account and not on behalf of others. TCC understands and acknowledges that federal and state securities laws govern and restrict its right to offer, sell, or otherwise dispose of any Warrant Shares unless its offer, sale, or other disposition thereof is registered under the Securities Act and state securi-ties laws or, in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. TCC agrees that it shall not offer, sell, or otherwise dispose of any Warrant Shares in any manner which would (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder, or any other state or federal law. TCC further understands that the certificates for any Warrant Shares it purchases shall bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations, or laws.

     7.     Non-Transferability  of  Warrant.  TCC's Warrant is not transferable
            --------------------------------
except by operation of law or with the prior written consent of the Company. Only TCC (and its successors-in-interest) may exercise TCC's Warrant. TCC's successors-in-interest shall continue to be bound by all the provisions of this Warrant, including, without limitation, the provisions of paragraph 12.

     8.     Conformity  with  Plan.  TCC's Warrant is intended to conform in all
            ----------------------
respects with, and is subject to all applicable provisions of, the Ranger Aerospace Corporation 1999 Stock Option Plan (the "Plan") (which is incorporated herein by refer-ence). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of this Agreement. By execut-ing and returning the enclosed copy of this Agreement, TCC acknowledges its receipt of this Agreement and the Plan and agrees to be bound by all of the terms of this Agreement and the Plan.

     9.     Rights  of  Participants.  Nothing in this Agreement shall interfere
            ------------------------
with or limit in any way the right of the Company to terminate GS' position with the Company or its subsidiaries at any time (with or without Cause), nor confer upon GS any right to continue in the engagement or employ of the Company or its subsidiaries for any period of time or to continue his present (or any other) rate of compensation. Nothing in this Agreement shall confer upon TCC any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Warrant Shares subject to TCC's Warrant upon the occurrence of subsequent events except as provided in paragraph 11 below.

     10.     Withholding  of Taxes.  The Company shall be entitled, if required,
             ---------------------
to withhold from TCC any amounts due and payable by the Company to TCC (or secure payment from TCC in lieu of withholding) the amount of any income tax withholding due from the Company with respect to any Warrant Shares, and the Company may defer such issuance unless indemnified by TCC to its satisfaction.

     11.     Adjustments.  In  the  event of a reorganization, recapitalization,
             -----------
stock dividend, stock split, combination, or other change in the shares of Common Stock, the Board shall, in order to prevent the dilution of rights under TCC's Warrant, and may, in order to prevent the enlargement of rights under TCC's Warrant, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by TCC's Warrant and the Exercise Price specified herein as may be reasonably determined to be appropriate and equitable to preserve all of TCC's rights under its Warrant. The issuance by the Company of shares of stock of any class, or warrants or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjust-ment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Warrants.

     12.     Right  to  Purchase  Warrant  Shares  Upon  Termination  for Cause.
             ------------------------------------------------------------------

     (a)     Repurchase  of Warrant Shares.  If GS' position with the Company as
             -----------------------------
Chairman shall be terminated by the Company for Cause, then the Company shall have the option to repurchase all or any part of the Warrant Shares issued or issuable upon exercise of TCC's Warrant, whether held by TCC or one or more of its successors-in-interest, at a price per share equal to the Exercise Price of such share (the "Repurchase Warrant").
                    -------------------

     (b)     Repurchase  by  Company.  The  Company may elect to purchase all or
             -----------------------
any portion of the Warrant Shares by delivery of written notice (the "Repurchase
                                                                      ----------
Notice")  to  TCC  or any other holders of the Warrant Shares within 45 business
------
days after the Termination Date (the "Company Election Period").  The Repurchase
--                                    -----------------------
Notice shall set forth the number of Warrant Shares to be acquired from TCC (or from other holder(s)), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If Warrant Shares are held by more than one person, the Company shall purchase the shares elected to be purchased from the holders thereof, pro rata according to the number of shares held by each such holder at the time of delivery of such Repurchase Notice (determined as close as practical to the nearest whole shares).

     (c)     Repurchase  by  Significant  Stockholders.  If  for  any reason the
             -----------------------------------------
Company does not elect to purchase all of the Warrant Shares pursuant to the Repurchase Warrant, then the Significant Stockholders shall be entitled to exercise the Company's Repur-chase Warrant in the manner set forth in paragraph 12(a) for all or any portion of the number of Warrant Shares the Company has not elected to purchase (the "Available Shares"). As soon as practi-cable after the
                          ----------------
Company has determined that there shall be Available Shares, but in any event within 5 business days after the expiration of the Company Election Period, the Company shall deliver written notice (the "Warrant Notice") to the Significant
                                             --------------
Stockholders setting forth the number of Available Shares and the price for each Available Share. Each Significant Stockholder may elect to purchase any number of Available Shares by delivering written notice to the Company within 30 business days after receipt of the Warrant Notice from the Company. If more than one Significant Stockholder elects to purchase the Available Shares and such elections exceed the number of Available Shares, the number of Available Shares to be purchased by the electing Significant Stockholders shall be allocated among them pro rata based upon their relative percentage ownership of common stock of the Company on a fully diluted basis. As soon as practicable, and in any event within five business days after the expiration of such 30-day period, the Company shall notify TCC and any other holder(s) of Warrant Shares as to the number of Warrant Shares being purchased from them by the Significant Stockhold-ers (the "Supplemental Repurchase Notice"). At the time the Company
                      ------------------------------
delivers the Supplemental Repurchase Notice to TCC and such other holder(s) of Warrant Shares, each Significant Stockholder shall also receive written notice from the Company setting forth the number of shares it is entitled to purchase, the aggregate purchase price, and the time and place of the closing of the transaction.

     (d)     Closing  of  Repurchase of Warrant Shares.  The purchase of Warrant
             -----------------------------------------
Shares pursuant to this paragraph 12 shall be closed at the Company's executive offices on a date determined by the Company, which date shall be within 45 business days after the expiration of the Company Election Period. At the closing, the purchaser or purchasers shall pay the purchase price in the manner specified in paragraph 12(a) and TCC and any other holders of Warrant Shares being purchased shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, accompanied by duly executed stock powers. Any purchaser of Warrant Shares under this paragraph 12 shall be entitled to receive customary repre-sentations and warranties from TCC and any other selling holders of Warrant Shares regarding good title to such shares, free and clear of any liens or encumbrances and to require all sellers' signatures to be guaranteed by a national bank or reputable securities broker.

     (e)     Manner  of  Payment.  If  the Company elects to purchase all or any
             -------------------
part of the Warrant Shares, including Warrant Shares held by one or more successors-in-interest, the Company shall pay for such shares (i) first, by offsetting amounts outstanding under any indebtedness or other obligations owed by TCC to the Company or any of its subsidiaries, (ii) by certified check or wire transfer of funds to the extent such payment would not cause the Company or any of its subsidiaries to violate the General Corporation Law of the State of Delaware (the "DGCL") and would not cause the Company or any of its subsidiaries
               ----
to breach any debt or equity financing agreement, and (iii) thereafter, with a subordinat-ed promissory note of the Company. Such subordinated promissory note shall bear interest at the applicable federal rate (which interest shall accrue and be payable annually in cash unless otherwise prohibited), shall have all principal due on the fifth anniversary of the date of issuance and shall be subordinated on terms and conditions satisfactory to the holders of the Company's and its subsidiaries' existing indebtedness for borrowed money. If any Significant Stockholders elect to purchase all or any portion of the Available Shares, such Significant -Stockholders shall pay for that portion of such Warrant Shares by certified check or wire transfer of funds.

     (f)     Repurchase  Restriction.  Notwithstanding  anything to the contrary
             -----------------------
contained in this Agreement, all purchases of Warrant Shares by the Company shall be subject to applicable restrictions contained in the DGCL and in the Company's and its subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the purchase of Warrant Shares hereunder which the Company is otherwise entitled or required to make, all time periods set forth in paragraph 12 shall be deemed to be extended so that the Company may make such repurchase as soon as it is permitted to do so under such restrictions, and upon purchase the Company shall pay to the sellers interest on the purchase price of Warrant Shares to be purchased accruing during the period of such extension at the lesser of 9.5% per annum or the highest rate permitted by applicable law.

     13.     Restrictions  on  Transfer  of Warrant Shares.  TCC shall not sell,
             ---------------------------------------------
pledge, or otherwise transfer any interest in any Warrant Shares except pursuant to the provisions of paragraph 7, 12, or 15 hereof, and pursuant to paragraph 3 or 4 of the Security Holders Agreement dated April 1, 1998, as amended.

     14.     Additional  Restrictions  on  Transfer.
             --------------------------------------

     (a)     Restrictive  Legend.  The  certificates  representing  the  Warrant
             -------------------
Shares  shall  bear  the  following  legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF MARCH 7, 2000 HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIF-ICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A WARRANT AGREEMENT BETWEEN THE COMPANY AND TIOGA CAPITAL CORPORATION DATED AS OF MARCH 7, 2000, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     (b)     Holdback.  In connection with any Public Sale, TCC agrees to comply
             --------
with the terms of any underwriting agreement (or other related agreement) that is approved by the Board and entered into by the holders of a majority of shares in the Company.

     15.     Sale  of  the  Company.
             ----------------------

     (a)     Consent  to Sale of the Company.  If the Board and the holders of a
             -------------------------------
majority of the Company's common stock then out-standing approve a Sale of the Company (including any Qualified Sale of the Company) (the "Approved Sale"), TCC
                                                            -------------
shall consent to and raise no objections against the Approved Sale of the Company. If the Approved Sale is structured as a sale of stock, TCC shall agree to sell all of its Warrant Shares and vested rights to acquire Warrant Shares on the terms and conditions approved by the Board and the holders of a majority of the common stock then outstanding. If the Approved Sale is structured as a merger, TCC shall approve the merger and hereby agrees to waive all dissenters, approval, or similar rights it may have in connection therewith. TCC shall take all necessary and desirable actions in connection with the consummation of any Approved Sale as reasonably requested by the Board or holders of a majority of the Company's common stock then outstanding. Any portion of TCC's Warrant which has not been exercised prior to or in connection with a Sale of the Company (whether or not a Qualified Sale of the Company) shall be forfeited immediately prior to the consummation of such Sale of the Company, unless otherwise determined by the Board.

     (b) TCC's obligations with respect to the Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, TCC shall receive the same form of consideration and the same portion of the aggregate consideration that TCC would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to the consummation of the Approved Sale; (ii) if any other holder of capital stock of the Company is given an option as to the form and amount of consideration to be received, TCC shall be given the same option; and (iii) TCC shall be given an opportunity to exercise all Warrants exercisable, vested or vesting in connection with the Approved Sale prior to the consummation thereof and participate in such sale as a holder of the Common Stock receivable upon exercise of such Warrants.

     (c)     Purchaser  Representative.  If  the  Company  or the holders of the
             -------------------------
Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (in-cluding a merger, consolidation, or other reorganization), TCC shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If TCC appoints a purchaser repre-sentative designated by the Company, the Company shall pay the fees of such purchaser representative, but, if TCC declines to appoint a purchaser representative designated by the Company, TCC shall appoint another purchaser representative (reasonably acceptable to the Company) and shall be responsible for the fees of the purchaser representative so appointed.

     (d)     Termination  of  Restrictions.  The provisions of this paragraph 15
             -----------------------------
shall  terminate  upon  a  Public  Sale.

16.     Rule  701 under the Securities Act.  The Company and TCC acknowledge and
        ----------------------------------
agree that this Warrant is a written contract relating to services previously rendered by TCC to the Company in connection with its acquisition by the current Significant Stockholders. The securities issued or issuable to TCC hereunder are being issued in reliance on exemption from registration under the Securities Act and regulations thereunder promulgated by the Securities and Exchange Commission and are "restricted securities" within the meaning of Rule 144 under the Securities Act. TCC hereby covenants and agrees that it will sell the securities issued or issuable hereunder only pursuant to registration under the Securities Act or pursuant to an exemption from registration available thereunder.

     17 .     Remedies.  The parties hereto (and the Significant Stockholders as
              --------
third-party beneficiaries) shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto (and any Significant Stockholder as a third-party beneficiary) may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     18.     Amendment.  Except  as  otherwise  provided herein, no provision of
             ---------
this Agreement may be amended or waived except with the prior written consent of TCC and the Company; provided that no provision of paragraph 12, 13, 14(b), 15 (except (c)), 17 or of this paragraph 18 may be amended or waived without the prior written consent of the Significant Stockholders owning a majority of the shares of Common Stock held by all Significant Stockholders on a fully diluted basis.

     19.     Successors  and  Assigns.  Except  as  otherwise expressly provided
             ------------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

     20.     Severability.  Whenever  possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     21.     Counterparts.  This Agreement may be executed simultaneously in two
             ------------
or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

     22.     Descriptive  Headings.  The  descriptive headings of this Agreement
             ---------------------
are inserted for convenience only and do not constitute a part of this Agreement.

     23.     Governing  Law.  The  corporate  law  of  Delaware shall govern all
             --------------
questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

     24.     Notices.  All  notices,  demands,  and  other  communications to be
             -------
given or delivered under or by reason of the provi-sions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, mailed by certi-fied or registered mail (return receipt requested and postage prepaid), or sent by facsimile (with facsimile transmission information and hard copy to follow by regular mail) to the recipient. Such notices, demands, and other communications shall be sent to TCC and to the Company and, as necessary, to the Significant Stockholders at the addresses indicated below:

(a)     If  to  TCC:
        -----------

To  the  address  set  forth  in  the  books  and  records  of  the  Company

(b)     If  to  the  Company:
        --------------------

     Ranger  Aerospace  Corporation
1815  Griffin  Road,  Suite  300
Fort  Lauderdale  International  Airport
Fort  Lauderdale,  Florida  33004-2252
     Attention:  President

(c)     If  to  the  Significant  Stockholders:
        --------------------------------------

     To  the  addresses  set  forth  in  the  books  and  records of the Company or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     25.     Third-Party  Beneficiary.  The Company and TCC acknowledge that the
             ------------------------
Significant  Stockholders  are  third-party  beneficiaries under this Agreement.

     26.     Entire  Agreement.  This  Agreement  constitutes  the  entire
             -----------------
understanding between TCC and the Company and supersedes all other agreements, whether written or oral, with respect to the acquisition by TCC of Warrant Shares.

                               *     *     *     *

Please execute the extra copy of this Agreement in the space below and return it to the Company's Secretary at its executive offices to confirm TCC's understanding and acceptance of the agreements contained in this Agreement.

     Very  truly  yours,

     Ranger  Aerospace  Corporation


     By:  ___________________________

Its:   ___________________________





     The undersigned hereby acknowledges having read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein.


Dated  as  of
March  7,  2000                         TIOGA  CAPITAL  CORPORATION

     ___________________________________
George  B.  Schwartz,  President